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                                                                    EXHIBIT 99.3

                             CONSENT OF ROEL PIEPER

        In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to reference in the Registration Statement on Form S-4 filed by VERITAS Software Corporation, a Delaware corporation ("VERITAS"), to the undersigned being named as a director of VERITAS upon the consummation of the Merger described in such Registration Statement.



                                                /s/ Roel Pieper
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